UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Pacific Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Pacific Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for finan-
cial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011.Accordingly, the below discussion is intended to provide you with perspective on the performance of your invest-
ments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year.The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets.
The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for
yield.The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board
(the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-
exempt municipal market faced additional headwinds as it became evident that the Build America
Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environ-
ment and yields regained relative stability in 2011.The tax-exempt market saw relief from its head-
winds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to default-
ing on its debt.This development rekindled fears about the broader debt crisis and its further conta-
gion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was posi-
tive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets generally moved higher
despite heightened volatility
during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities	6.02%	30.69%
(S&P 500® Index)
US small cap equities	6.21	37.41
(Russell 2000® Index)
International equities	4.98	30.36
(MSCI Europe,Australasia,
Far East Index)
Emerging market equities	0.88	27.80
(MSCI Emerging Markets Index)
3-month Treasury bill	0.08	0.16
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	3.26	1.88
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	2.72	3.90
(Barclays Capital US Aggregate
Bond Index)
Tax-exempt municipal bonds	4.42	3.48
(Barclays Capital Municipal
Bond Index)
US high yield bonds	4.98	15.53
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results.
Index performance is shown for illustrative purposes only.
You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of June 30, 2011

Investment Objective

BlackRock Pacific Fund, Inc.'s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South
Korea and India.

Portfolio Management Commentary

How did the Fund perform?
• For the six-month period ended June 30, 2011, the Fund underper-
formed its benchmark, the Morgan Stanley Capital International (MSCI)
All Country Asia Pacific Index.

What factors influenced performance?
• Fund performance for the six-month period was hindered by stock selection in South Korea due to positioning in information technology
(IT) names such as SNU Precision Co., Ltd., LG Electronics, Inc. and
Samsung Electronics Co., Ltd. The sector was weak on fears of a slow-
down in global economic growth. However, we are retaining exposure to IT because we believe that the second half of 2011 should produce better-than-expected results. In addition, holdings in
Huabao International Holdings Ltd. in Hong Kong and Trina Solar
Ltd. — ADR in China weakened.
• Conversely, the Fund benefited from good stock selection within Japan, due to a combination of overweight positions in JS Group Corp. and
Chiyoda Corp. and an underweight in Tokyo Electric Power Co., Inc., which owns the Fukushima nuclear plant. Stock selection was also strong in
Australia, with the Commonwealth Property Office Fund and National
Australia Bank Ltd. among the top performers. There were also strong individual contributions from South Korea’s Samsung Heavy Industries
Co., Ltd. and Taiwan’s Prince Housing & Development Co.

Describe recent Fund activity.
• During the six-month period, we increased the Fund’s exposure to China, building what is now a significant overweight. The market continues to receive mixed signals regarding the state of Chinese growth and the like-
lihood of further monetary tightening. However looking through this, valu-
ations are cheap compared to history and to the region, with the market at a discount to almost all other Asian countries. Chinese companies are also expected to deliver reasonably strong earnings for 2011, with earn-
ings holding up better than other countries in a global soft patch.

Describe portfolio positioning at period end.
• At period end, the Fund is broadly positioned for an improvement in investor sentiment in the second half of 2011. The Fund is overweight in IT and materials, and it is underweight in consumer staples, telecom-
munication services and utilities. On a geographic level, the Fund is overweight in China, given our belief that there is significant upside potential for Chinese equities during the second half of 2011 as policy headwinds look set to diminish. We are also overweight in South
Korea, looking for an improvement in investor sentiment in its IT sector.
The Fund remains underweight in India, as valuations are relatively high and earnings are seeing steady downgrades.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Ten Largest Holdings	Long-Term Investments
BHP Billiton Plc.	4%
Samsung Electronics Co., Ltd.	3
Taiwan Semiconductor Manufacturing Co., Ltd.	2
Australia & New Zealand Banking Group Ltd.	2
National Australia Bank Ltd.	2
Hitachi Ltd.	2
Mitsubishi UFJ Financial Group, Inc.	2
Shinhan Financial Group Co., Ltd.	2
Newcrest Mining Ltd.	2
Sumitomo Corp.	2

Percent of
Geographic Allocations	Long-Term Investments
Japan	35%
China	15
South Korea	14
Australia	13
Taiwan	8
Hong Kong	7
United Kingdom	4
Singapore	1
India	1
Indonesia	1
Malaysia	1

4 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional
Shares do not have a sales charge.
2 The Fund invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including, among others, Japan,
Australia, Hong Kong, Taiwan, Singapore, South Korea and India.
3 This index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended June 30, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(1.62)%	24.63%	N/A	3.57%	N/A	6.99%	N/A
Investor A	(1.74)	24.31	17.79%	3.31	2.20%	6.73	6.15%
Investor B	(2.13)	23.31	18.81	2.48	2.23	6.06	6.06
Investor C	(2.13)	23.32	22.32	2.53	2.53	5.91	5.91
Class R	(1.94)	23.66	N/A	2.78	N/A	6.47	N/A
MSCI All Country Asia Pacific Index	(0.72)	22.64	N/A	3.48	N/A	7.01	N/A
Composite Index[5]	(2.76)	19.57	N/A	1.13	N/A	5.51	N/A
MSCI Australia	3.90	41.14	N/A	10.42	N/A	15.47	N/A
MSCI Hong Kong	(1.36)	26.01	N/A	10.31	N/A	10.03	N/A
MSCI India	(8.48)	7.99	N/A	13.55	N/A	20.32	N/A
MSCI Japan	(4.68)	13.18	N/A	(3.64)	N/A	1.52	N/A
MSCI Singapore	1.40	25.43	N/A	13.94	N/A	13.32	N/A
MSCI South Korea	8.54	43.53	N/A	9.36	N/A	19.13	N/A
MSCI Taiwan	(2.74)	35.86	N/A	7.42	N/A	7.38	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
5 The unmanaged Composite Index, a customized index used to measure the Fund’s relative performance is comprised as follows: 68% MSCI Japan, 10% MSCI Australia, 10%
MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, the commencement of operations of Class R Shares, Class R
Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvest-
ment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense exam-
ple shown below (which is based on a hypothetical investment of
$1,000 invested on January 1, 2011 and held through June 30, 2011)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help share-
holders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2011	June 30, 2011	During the Period[1]	January 1, 2011	June 30, 2011	During the Period[1]	Ratio
Institutional	$1,000.00	$983.80	$4.48	$1,000.00	$1,020.28	$4.56	0.91%
Investor A	$1,000.00	$982.60	$5.60	$1,000.00	$1,019.14	$5.71	1.14%
Investor B	$1,000.00	$978.70	$9.71	$1,000.00	$1,014.98	$9.89	1.98%
Investor C	$1,000.00	$978.70	$9.42	$1,000.00	$1,015.27	$9.59	1.92%
Class R	$1,000.00	$980.60	$8.20	$1,000.00	$1,016.51	$8.35	1.67%

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average accountvalue over the period, multiplied by 181/365
(to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic lever-
age. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, pos-
sible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to share-
holders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 7

Schedule of Investments June 30, 2011 (Unaudited) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 12.8%
Australia & New Zealand Banking Group Ltd.	385,202	$ 9,131,144
Commonwealth Property Office Fund	6,504,921	6,568,529
National Australia Bank Ltd.	326,684	9,031,975
Newcrest Mining Ltd.	200,617	8,128,948
Rio Tinto Ltd.	74,163	6,601,320
Telstra Corp. Ltd.	1,643,128	5,105,833
Wesfarmers Ltd., Ordinary Shares	190,502	6,528,851
		51,096,600
China — 14.6%
CNOOC Ltd.	2,797,000	6,588,001
Changsha Zoomlion Heavy Industry Science and
Technology Development Co., Ltd., Class H	2,175,520	4,165,490
China Construction Bank, Class H	6,672,280	5,554,572
China Minsheng Banking Corp., Ltd., Class H	3,503,500	3,240,000
China National Building Material Co., Ltd., Class H	1,698,000	3,352,250
China Petroleum & Chemical Corp., Class H	5,984,000	6,074,314
Dongfeng Motor Group Co., Ltd.	3,226,000	6,124,305
Industrial and Commercial Bank of China Ltd.	8,070,560	6,155,787
JA Solar Holdings Co., Ltd. - ADR (a)	368,216	2,043,599
Shanghai Electric Group Co., Ltd.	10,172,000	5,390,346
Trina Solar Ltd. - ADR (a)(b)	152,387	3,416,517
WuXi PharmaTech Cayman, Inc. - ADR (a)	361,190	6,342,496
		58,447,677
Hong Kong — 6.7%
China High Precision Automation Group Ltd.	3,894,000	3,055,264
China Vanke Co., Ltd.	2,824,148	3,803,420
Evergrande Real Estate Group Ltd.	5,457,000	3,573,605
Huabao International Holdings Ltd.	2,522,000	2,294,583
Sands China Ltd. (a)	1,039,600	2,817,886
Sun Hung Kai Properties Ltd.	314,000	4,589,918
Wharf Holdings Ltd.	971,400	6,774,075
		26,908,751
India — 1.2%
ICICI Bank Ltd.	187,332	4,604,471
Indonesia — 0.9%
Bank Mandiri Tbk PT	4,475,500	3,769,675
Japan — 34.1%
Astellas Pharma, Inc.	176,900	6,863,912
Chiyoda Corp.	492,000	5,671,280
Chubu Electric Power Co., Inc.	216,400	4,226,017
Fuji Media Holdings, Inc.	2,344	3,469,628
Hitachi Ltd.	1,513,000	8,979,655
Honda Motor Co., Ltd.	109,800	4,230,256
Ibiden Co., Ltd.	151,500	4,743,148
JS Group Corp.	286,500	7,389,683
JX Holdings, Inc.	887,690	5,970,639
Marubeni Corp.	1,014,000	6,738,848
Mitsubishi Gas Chemical Co., Inc.	745,000	5,458,270
Mitsubishi UFJ Financial Group, Inc.	1,811,000	8,825,611
Monex Group, Inc.	17,518	3,494,968
NTT DoCoMo, Inc.	3,270	5,840,028

Common Stocks	Shares	Value
Japan (concluded)
Nippon Sheet Glass Co., Ltd.	1,712,000	$ 5,323,059
Nissan Motor Co., Ltd.	609,200	6,402,212
Nitto Denko Corp.	100,700	5,116,679
ORIX Corp.	47,360	4,606,793
Omron Corp.	227,000	6,312,498
Pioneer Corp. (a)	857,000	3,846,019
Showa Shell Sekiyu KK	511,700	4,752,334
Sumitomo Corp.	568,100	7,728,577
Sumitomo Osaka Cement Co., Ltd.	1,804,000	5,066,674
TDK Corp.	102,800	5,670,598
		136,727,386
Malaysia — 0.6%
Tenaga Nasional Bhd	1,101,800	2,473,201
Singapore — 1.6%
DBS Group Holdings Ltd.	520,500	6,226,358
South Korea — 12.3%
Hyundai Development Co.	230,200	6,471,007
Hyundai Motor Co.	29,667	6,613,771
LG Electronics, Inc.	57,120	4,453,701
SNU Precision Co., Ltd.	297,773	3,493,230
Samsung Electronics Co., Ltd.	15,744	12,236,696
Samsung Heavy Industries Co., Ltd.	159,620	7,153,331
Shinhan Financial Group Co., Ltd.	180,630	8,637,652
		49,059,388
Taiwan — 7.4%
AU Optronics Corp.	6,833,000	4,685,487
HON HAI Precision Industry Co., Ltd.	1,723,000	5,931,933
Nan Ya Plastics Corp.	1,818,000	4,862,584
Prince Housing & Development Co.	4,543,000	4,647,843
Taiwan Semiconductor Manufacturing Co., Ltd.	3,813,379	9,610,705
		29,738,552
United Kingdom — 4.0%
BHP Billiton Plc	411,724	16,178,191
Total Common Stocks — 96.2%		385,230,250
	Par
Participation Notes	(000)
South Korea — 1.2%
Deutsche Bank AG London (KB Financial
Group, Inc.), due 10/10/18	105	4,948,175
Total Participation Notes — 1.2%		4,948,175
Total Long-Term Investments
(Cost – $333,614,474) — 97.4%		390,178,425
Short-Term Securities
Money Market Funds — 1.3%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.08% (c)(d)	3,973,328	3,973,328

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments,	ADR	American Depositary Receipts	JPY	Japanese Yen
the names and descriptions of many of the securities have been abbreviated	AUD	Australian Dollar	KRW	South Korean Won
according to the following list:	GBP	British Pound	SGD	Singapore Dollar
	HKD	Hong Kong Dollar	USD	US Dollar

See Notes to Financial Statements.

8 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Beneficial
	Interest
Short-Term Securities	(000)	Value
Money Market Funds (concluded)
BlackRock Liquidity Series, LLC Money Market
Series, 0.10% (c)(d)(e)	$ 1,125	$ 1,125,002
		5,098,330
	Par
	(000)
Time Deposits — 0.6%
Hong Kong — 0.2%
Brown Brothers Harriman & Co., 0.01%, 7/01/11	HKD 6,194	795,964
Japan — 0.4%
Brown Brothers Harriman & Co., 0.01%, 7/01/11 JPY 142,734		1,772,981
Total Time Deposits — 0.6%		2,568,945
Total Short-Term Securities
(Cost – $7,661,106) — 1.9%		7,667,275
Total Investments (Cost — $341,275,580*) — 99.3%		397,845,700
Other Assets Less Liabilities — 0.7%		2,693,336
Net Assets — 100.0%		$400,539,036

* The cost and unrealized appreciation (depreciation) of investments as of June
30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$345,246,290
Gross unrealized appreciation	$ 69,221,530
Gross unrealized depreciation	(16,622,120)
Net unrealized appreciation	$ 52,599,410

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

Shares/Beneficial			Shares/Beneficial
	Interest Held at		Interest Held at
	December 31,		June 30,
Affiliate	2010	Net Activity	2011	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	3,779,595	193,733	3,973,328 $4,514
BlackRock
Liquidity Series,
LLC Money
Market Series	—	$1,125,002	$1,125,002 $2,785

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.

• Foreign currency exchange contracts as of June 30, 2011 were as follows:

						Unrealized
Currency		Currency		Settlement Appreciation
Purchased			Sold	Counterparty Date (Depreciation)
JPY	18,073,909	USD	223,135	Deutsche Bank
				Securities, Inc.	7/01/11	$ 1,372
KRW 558,881,250 USD			522,935 Brown Brothers
				Harriman & Co. 7/01/11		534
USD	1,566,283	JPY 126,585,917		Goldman Sachs
				International	7/01/11	(6,115)
AUD	2,624,209	USD	2,813,677	Citibank NA	7/05/11	920
USD	1,219,082	GBP	762,880	State Street
				Global Markets,
				LLC	7/05/11	(5,303)
USD	1,450,219	HKD 11,286,618		Goldman Sachs
				International	7/05/11	(186)
USD	982,850	SGD	1,207,923	Goldman Sachs
				International	7/05/11	(560)
Total						$ (9,338)

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies please refer to Note 1 of the Notes to
Financial Statements.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 9

Schedule of Investments (concluded)

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Common
Stocks:
Australia	—	$ 51,096,600	— $ 51,096,600
China	$11,802,612	46,645,065	—	58,447,677
Hong Kong	6,098,003	20,810,748	—	26,908,751
India	—	4,604,471	—	4,604,471
Indonesia	3,769,675	—	—	3,769,675
Japan	—	136,727,386	—	136,727,386
Malaysia	—	2,473,201	—	2,473,201
Singapore	—	6,226,358	—	6,226,358
South Korea	—	49,059,388	—	49,059,388
Taiwan	—	29,738,552	—	29,738,552
United
Kingdom	—	16,178,191	—	16,178,191
Participation Notes:
South Korea	—	—	$4,948,175	4,948,175
Short -Term
Securities:
Money Market
Funds	3,973,328	1,125,002	—	5,098,330
Time
Deposits	—	2,568,945	—	2,568,945
Total	$25,643,618	$367,253,907	$4,948,175 $397,845,700

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$ 2,826	—	$ 2,826
Liabilities:
Foreign currency
exchange
contracts	—	(12,164)	—	(12,164)
Total	—	$ (9,338)	—	$ (9,338)

1 Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation
Notes
Assets:
Balance, as of December 31, 2010	$ 21,342,688
Accrued discounts/premium	—
Net realized gain (loss)	(3,746,552)
Net change in unrealized appreciation/depreciation[2]	(480,029)
Purchases	5,349,781
Sales	(17,517,713)
Transfers in3	—
Transfers out[3]	—
Balance, as of June 30, 2011	$ 4,948,175

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreci-
ation on securities still held at June 30, 2011 was $(401,606).
3 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

10 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Statement of Assets and Liabilities
Six Months Ended June 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned at value of $1,121,000) (cost — $336,177,250)	$ 392,747,370
Investments at value — affiliated (cost — $5,098,330)	5,098,330
Foreign currency at value (cost — $1,879,785)	1,892,554
Unrealized appreciation on foreign currency exchange contracts	2,826
Investments sold receivable	9,024,973
Dividends receivable	1,752,302
Capital shares sold receivable	106,745
Securities lending income receivable — affiliated	3,612
Prepaid expenses	32,736
Total assets	410,661,448
Liabilities
Unrealized depreciation on foreign currency exchange contracts	12,164
Collateral on securities loaned at value	1,125,002
Investments purchased payable	7,752,036
Capital shares redeemed payable	678,885
Investment advisory fees payable	194,063
Service and distribution fees payable	87,905
Officer’s and Directors’ fees payable	267
Other affiliates payable	2,376
Other accrued expenses payable	269,714
Total liabilities	10,122,412
Net Assets	$ 400,539,036
Net Assets Consist of
Paid-in capital	$ 309,415,069
Undistributed net investment income	2,953,378
Undistributed net realized gain	31,577,909
Net unrealized appreciation/depreciation	56,592,680
Net Assets	$ 400,539,036
Net Asset Value
Institutional — Based on net assets of $150,358,129 and 7,746,828 shares outstanding, 100 million shares authorized, $0.10 parvalue	$ 19.41
Investor A — Based on net assets of $184,233,370 and 9,584,969 shares outstanding, 100 million shares authorized, $0.10 par value	$ 19.22
Investor B — Based on net assets of $6,792,305 and 400,201 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.97
Investor C — Based on net assets of $53,626,541 and 3,429,922 shares outstanding, 100 million shares authorized, $0.10 par value	$ 15.63
Class R — Based on net assets of $5,528,691 and 331,481 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.68

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 11

Statement of Operations
Six Months Ended June 30, 2011 (Unaudited)
Investment Income
Dividends — unaffiliated	$ 5,718,241
Interest	3,535
Foreign taxes withheld	(391,426)
Dividends — affiliated	4,514
Securities lending — affiliated	2,785
Total income	5,337,649
Expenses
Investment advisory	1,241,926
Service — Investor A	236,692
Service and distribution — Investor B	37,711
Service and distribution — Investor C	287,721
Service and distribution — Class R	15,086
Transfer agent — Institutional	118,523
Transfer agent — Investor A	130,643
Transfer agent — Investor B	8,347
Transfer agent — Investor C	47,900
Transfer agent — Class R	12,616
Custodian	118,273
Professional	56,346
Accounting services	56,214
Printing	34,319
Registration	34,096
Officer and Directors	5,534
Miscellaneous	16,457
Total expenses	2,458,404
Less fees waived by advisor	(2,736)
Total expenses after fees waived	2,455,668
Net investment income	2,881,981
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	26,181,806
Foreign currency transactions	(641,508)
25,540,298
Net change in unrealized appreciation/depreciation on:
Investments	(36,583,638)
Foreign currency transactions	453,419
(36,130,219)
Total realized and unrealized loss	(10,589,921)
Net Decrease in Net Assets Resulting from Operations	$ (7,707,940)

See Notes to Financial Statements.

12 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Statements of Changes in Net Assets
	Six Months
	Ended	Year Ended
	June 30, 2011	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 2,881,981	$ 7,183,039
Net realized gain	25,540,298	43,264,951
Net change in unrealized appreciation/depreciation	(36,130,219)	6,654,637
Net increase (decrease) in net assets resulting from operations	(7,707,940)	57,102,627
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(2,001,871)
Investor A	—	(2,045,868)
Investor B	—	(33,987)
Investor C	—	(338,702)
Class R	—	(44,291)
Net realized gain:
Institutional	—	(18,028,783)
Investor A	—	(22,479,621)
Investor B	—	(1,112,878)
Investor C	—	(8,607,448)
Class R	—	(762,242)
Decrease in net assets resulting from dividends and distributions to shareholders	—	(55,455,691)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(30,624,370)	(46,411,310)
Redemption Fee
Redemption fee	947	6,429
Net Assets
Total decrease in net assets	(38,331,363)	(44,757,945)
Beginning of period	438,870,399	483,628,344
End of period	$ 400,539,036	$ 438,870,399
Undistributed net investment income	$ 2,953,378	$ 71,397

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 13

Financial Highlights
			Institutional
	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 19.73	$ 19.43	$ 14.71	$ 28.43	$ 29.01	$ 24.65
Net investment income[1]	0.16	0.36	0.26	0.47	0.44	0.15
Net realized and unrealized gain (loss)[2]	(0.48)	2.52	4.75	(10.67)	2.94	4.54
Net increase (decrease) from investment
operations	(0.32)	2.88	5.01	(10.20)	3.38	4.69
Dividends and distributions from:
Net investment income	—	(0.26)	(0.29)	(0.23)	(0.46)	(0.33)
Net realized gain	—	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	—	(2.58)	(0.29)	(3.52)	(3.96)	(0.33)
Net asset value, end of period	$ 19.41	$ 19.73	$ 19.43	$ 14.71	$ 28.43	$ 29.01
Total Investment Return[3]
Based on net asset value	(1.62)%[4]	15.92%	34.10%	(36.13)%	11.94%	19.06%
Ratios to Average Net Assets
Total expenses	0.91%[5]	0.91%	0.97%	0.88%	0.88%	0.84%
Total expenses after fees waived	0.91%[5]	0.91%	0.97%	0.88%	0.88%	0.84%
Net investment income	1.67%[5]	1.89%	1.57%	2.03%	1.44%	0.55%
Supplemental Data
Net assets, end of period (000)	$ 150,358	$ 161,431	$ 196,067	$ 168,030	$ 344,722	$ 555,849
Portfolio turnover	64%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

14 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Financial Highlights (continued)
			Investor A
	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 19.56	$ 19.29	$ 14.61	$ 28.24	$ 28.84	$ 24.52
Net investment income[1]	0.14	0.32	0.22	0.40	0.36	0.08
Net realized and unrealized gain (loss)[2]	(0.48)	2.48	4.71	(10.58)	2.95	4.50
Net increase (decrease) from investment
operations	(0.34)	2.80	4.93	(10.18)	3.31	4.58
Dividends and distributions from:
Net investment income	—	(0.21)	(0.25)	(0.16)	(0.41)	(0.26)
Net realized gain	—	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	—	(2.53)	(0.25)	(3.45)	(3.91)	(0.26)
Net asset value, end of period	$ 19.22	$ 19.56	$ 19.29	$ 14.61	$ 28.24	$ 28.84
Total Investment Return[3]
Based on net asset value	(1.74)%[4]	15.63%	33.79%	(36.32)%	11.76%	18.73%
Ratios to Average Net Assets
Total expenses	1.14%[5]	1.16%	1.19%	1.16%	1.09%	1.09%
Total expenses after fees waived	1.14%[5]	1.16%	1.19%	1.16%	1.09%	1.09%
Net investment income	1.44%[5]	1.68%	1.35%	1.73%	1.15%	0.31%
Supplemental Data
Net assets, end of period (000)	$ 184,233	$ 200,191	$ 201,637	$ 166,829	$ 358,163	$ 329,203
Portfolio turnover	64%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 15

Financial Highlights (continued)
			Investor B
	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 17.34	$ 17.36	$ 13.17	$ 25.89	$ 26.64	$ 22.65
Net investment income (loss)[1]	0.05	0.14	0.08	0.20	0.15	(0.11)
Net realized and unrealized gain (loss)[2]	(0.42)	2.20	4.21	(9.63)	2.67	4.15
Net increase (decrease) from investment
operations	(0.37)	2.34	4.29	(9.43)	2.82	4.04
Dividends and distributions from:
Net investment income	—	(0.06)	(0.10)	—	(0.07)	(0.05)
Net realized gain	—	(2.30)	—	(3.29)	(3.50)	—
Total dividends and distributions	—	(2.36)	(0.10)	(3.29)	(3.57)	(0.05)
Net asset value, end of period	$ 16.97	$ 17.34	$ 17.36	$ 13.17	$ 25.89	$ 26.64
Total Investment Return[3]
Based on net asset value	(2.13)%[4]	14.68%	32.61%	(36.78)%	10.86%	17.85%
Ratios to Average Net Assets
Total expenses	1.98%[5]	1.98%	2.05%	1.93%	1.89%	1.86%
Total expenses after fees waived	1.98%[5]	1.98%	2.05%	1.93%	1.89%	1.86%
Net investment income (loss)	0.56%[5]	0.85%	0.55%	0.96%	0.52%	(0.44)%
Supplemental Data
Net assets, end of period (000)	$ 6,792	$ 8,492	$ 11,570	$ 14,317	$ 41,552	$ 65,458
Portfolio turnover	64%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

16 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Financial Highlights (continued)
			Investor C
	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 15.97	$ 16.20	$ 12.31	$ 24.53	$ 25.53	$ 21.75
Net investment income (loss)[1]	0.05	0.14	0.08	0.21	0.11	(0.11)
Net realized and unrealized gain (loss)[2]	(0.39)	2.04	3.96	(9.14)	2.59	3.98
Net increase (decrease) from investment
operations	(0.34)	2.18	4.04	(8.93)	2.70	3.87
Dividends and distributions from:
Net investment income	—	(0.09)	(0.15)	—	(0.20)	(0.09)
Net realized gain	—	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	—	(2.41)	(0.15)	(3.29)	(3.70)	(0.09)
Net asset value, end of period	$ 15.63	$ 15.97	$ 16.20	$ 12.31	$ 24.53	$ 25.53
Total Investment Return[3]
Based on net asset value	(2.13)%[4]	14.72%	32.82%	(36.79)%	10.87%	17.82%
Ratios to Average Net Assets
Total expenses	1.92%[5]	1.93%	1.98%	1.89%	1.85%	1.86%
Total expenses after fees waived	1.92%[5]	1.93%	1.98%	1.89%	1.85%	1.86%
Net investment income (loss)	0.64%[5]	0.90%	0.57%	1.03%	0.42%	(0.45)%
Supplemental Data
Net assets, end of period (000)	$ 53,627	$ 62,452	$ 69,247	$ 62,527	$ 153,969	$ 149,933
Portfolio turnover	64%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 17

Financial Highlights (concluded)
				Class R
	Six Months
	Ended
	June 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 17.01	$ 17.11	$ 13.01	$ 25.70	$ 26.63	$ 22.67
Net investment income[1]	0.08	0.19	0.11	0.24	0.14	0.01
Net realized and unrealized gain (loss)[2]	(0.41)	2.17	4.16	(9.58)	2.77	4.16
Net increase (decrease) from investment operations	(0.33)	2.36	4.27	(9.34)	2.91	4.17
Dividends and distributions from:
Net investment income	—	(0.14)	(0.17)	(0.06)	(0.34)	(0.21)
Net realized gain	—	(2.32)	—	(3.29)	(3.50)	—
Total dividends and distributions	—	(2.46)	(0.17)	(3.35)	(3.84)	(0.21)
Net asset value, end of period	$ 16.68	$ 17.01	$ 17.11	$ 13.01	$ 25.70	$ 26.63
Total Investment Return[3]
Based on net asset value	(1.94)%[4]	14.97%	32.88%	(36.67)%	11.23%	18.44%
Ratios to Average Net Assets
Total expenses	1.67%[5]	1.71%	1.80%	1.73%	1.55%	1.34%
Total expenses after fees waived	1.67%[5]	1.71%	1.80%	1.73%	1.55%	1.34%
Net investment income	0.92%[5]	1.11%	0.75%	1.17%	0.50%	0.05%
Supplemental Data
Net assets, end of period (000)	$ 5,529	$ 6,305	$ 5,108	$ 3,592	$ 6,076	$ 3,153
Portfolio turnover	64%	124%	136%	86%	22%	17%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

18 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:
BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require man-
agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor
A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.
Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly trans-
action between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of
Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”)
are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recog-
nized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end reg-
istered investment companies are valued at net asset value each busi-
ness day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market
Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to
Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25%
on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing serv-
ice to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market fac-
tors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 19

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Fund’s books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: The Fund may invest in participation notes
(“P-Notes”). P-Notes are promissory notes issued by banks or broker-
dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities
(the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of
Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the
P-Notes and has no rights against the issuer of the underlying security.
A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g. foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain inter-
pretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physi-
cally segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund is informed of the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interests. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of

20 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Notes to Financial Statements (continued)

its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if appli-
cable, are shown as fees paid indirectly in the Statement of Operations.
The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master
Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collat-
eral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized con-
tractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with coun-
terparties that it believes have the financial resources to honor their obli-
gations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the
Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 21

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2011
	Asset Derivatives	Liability Derivatives
	Statement of	Statement of
	Assets and	Assets and
	Liabilities	Liabilities
	Location Value	Location	Value
	Unrealized	Unrealized
	appreciation	depreciation
	on foreign	on foreign
	currency	currency
Foreign currency	exchange	exchange
exchange contracts	contracts $ 2,826	contracts	$ 12,164

The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended June 30, 2011

Net Realized Gain (Loss) from

Foreign Currency
Transactions
Foreign currency exchange contracts	$ (712,407)

Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency
Transactions
Foreign currency exchange contracts	$ 432,381

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased .	3
Average number of contracts — US dollars sold	2
Average US dollar amounts purchased	$ 9,544,852
Average US dollar amounts sold	$ 8,337,912

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC
(“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”).
Due to the ownership structure, PNC is an affiliate of the Fund for 1940
Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund’s portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.60% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Average Daily Net Assets	Advisory Fee
First $1 billion	0.60%
$1 billion — $3 billion	0.56%
$3 billion — $5 billion	0.54%
$5 billion — $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a per-
centage of the investment advisory fees paid by the Fund to the
Manager.

For the six months ended June 30, 2011, the Fund reimbursed the
Manager $2,214 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accor-
dance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended June 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $3,268. For the six months

22 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Notes to Financial Statements (continued)

ended June 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

Investor B	$5,348
Investor C	$2,238

Furthermore, affiliates received contingent deferred sales charges of
$255 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record-
keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depend-
ing on share class and/or net assets. For the six months ended June
30, 2011, the Fund paid $189 to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended June 30, 2011, the Fund reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,901
Investor A	$2,057
Investor B	$ 130
Investor C	$ 631
Class R	$ 90

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is dis-
closed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the period ended June 30, 2011,
BIM received $1,525 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were $264,858,740 and
$297,931,296, respectively.

5. Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of
October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

6. Concentration, Market and Credit Risk:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 23

Notes to Financial Statements (continued)

a significant impact on their investment performance. Please see the
Schedule of Investments for concentrations in specific countries.

As of June 30, 2011, the Fund had the following industry classifications:

Percent of
Industry	Long-Term Investments
Commercial Banks	17%
Electronic Equipment, Instruments & Components	11
Metals & Mining	8
Semiconductors & Semiconductor Equipment	7
Real Estate Management & Development	6
Oil, Gas & Consumable Fuels	6
Automobiles	6
Chemicals	5
Other*	34
* All other industries held were each less than 5% of long-term investments.

7. Capital Share Transactions:
Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	241,238	$ 4,691,927	404,830	$ 7,910,938
Shares issued to shareholders in reinvestment
of dividends and distributions	—	—	908,146	17,034,310
Total issued	241,238	4,691,927	1,312,976	24,945,248
Shares redeemed	(678,293)	(13,148,037)	(3,222,015)	(60,050,383)
Net decrease	(437,055)	$ (8,456,110)	(1,909,039)	$ (35,105,135)
Investor A
Shares sold and automatic conversion of shares	441,757	$ 8,490,148	1,403,472	$ 27,539,821
Shares issued to shareholders in reinvestment
of dividends and distributions	—	—	1,136,477	21,135,949
Total issued	441,757	8,490,148	2,539,949	48,675,770
Shares redeemed	(1,093,240)	(21,022,656)	(2,758,972)	(52,075,424)
Net decrease	(651,483)	$ (12,532,508)	(219,023)	$ (3,399,654)
Investor B
Shares sold	1,726	$ 29,751	10,575	$ 182,911
Shares issued to shareholders in reinvestment
of dividends and distributions	—	—	61,541	1,013,559
Total issued	1,726	29,751	72,116	1,196,470
Shares redeemed and automatic conversion of shares	(91,275)	(1,542,765)	(248,905)	(4,273,377)
Net decrease	(89,549)	$ (1,513,014)	(176,789)	$ (3,076,907)

24 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Notes to Financial Statements (concluded)

	Six Months Ended		Year Ended
	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Investor C
Shares sold	151,174	$ 2,378,179	263,880	$ 4,274,220
Shares issued to shareholders in reinvestment
of dividends and distributions	—	—	528,385	8,052,781
Total issued	151,174	2,378,179	792,265	12,327,001
Shares redeemed	(631,903)	(9,849,860)	(1,157,427)	(18,360,223)
Net decrease	(480,729)	$ (7,471,681)	(365,162)	$ (6,033,222)
Class R
Shares sold	80,954	$ 1,356,075	135,796	$ 2,309,074
Shares issued to shareholders in reinvestment
of dividends and distributions	—	—	49,616	806,531
Total issued	80,954	1,356,075	185,412	3,115,605
Shares redeemed	(120,013)	(2,007,132)	(113,378)	(1,911,997)
Net increase (decrease)	(39,059)	$ (651,057)	72,034	$ 1,203,608

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1,
2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Fund’s financial statements was completed through the date the finan-
cial statements were issued and the following items were noted:

The Fund paid a net investment income dividend and capital gain distri-
butions on July 22, 2011 to shareholders of record on July 21, 2011 as follows:

Income Dividend Per Share
Institutional	$0.021541
Investor A	$0.021541
Investor B	$0.021327
Investor C	$0.021535
Class R	$0.021541

Long-Term Capital Gain Distribution Per Share
Institutional	$0.239022
Investor A	$0.239022
Investor B	$0.239022
Investor C	$0.239022
Class R	$0.239022

Short-Term Capital Gain Distribution Per Share
Institutional	$0.191960
Investor A	$0.191960
Investor B	$0.191960
Investor C	$0.191960
Class R	$0.191960

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the
“Fund”) met on April 5, 2011 and May 17 - 18, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-
advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Investment Management, LLC (the “Sub-
Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board
The Board consists of thirteen individuals, eleven of whom are not “inter-
ested persons” of the Fund as defined in the Investment Company Act of
1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each
Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight and
Contract Committee and an Executive Committee, each of which is com-
posed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested per-
sons” of their respective funds.

The Agreements
Pursuant to the 1940 Act, the Board is required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, market-
ing services, risk oversight, compliance program and assistance in meet-
ing applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as appli-
cable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribu-
tion, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, imple-
mentation of the Fund’s investment objective, policies and restrictions;
(e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions;
(j) BlackRock’s implementation of the Fund’s valuation and liquidity pro-
cedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation method-
ology for its investment professionals and the incentives it creates; and
(m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements
The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on fees and expenses and the investment perform-
ance of the Fund as compared with a peer group of funds as deter-
mined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees
(a combination of the advisory fee and the administration fee, if any)
charged to other clients, such as institutional clients, ETFs and closed-
end funds, under similar investment mandates, as well as the perform-
ance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to
BlackRock; (f) sales and redemption data regarding the Fund’s shares;
and (g) if applicable, a comparison of management fees to similar
BlackRock open-end funds, as classified by Lipper.

26 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

At an in-person meeting held on May 17-18, 2011, the Board, including the Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30,
2012. In approving the continuation of the Agreements, the Board con-
sidered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;
(d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock person-
nel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each
Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the per-
formance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio man-
agers in the funds they manage, BlackRock’s portfolio trading capabili-
ties, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and manage-
ment personnel. The Board engaged in a review of BlackRock’s compen-
sation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and cre-
ate performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coor-
dinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) pro-
viding legal and compliance support; and (vi) performing other adminis-
trative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services.
The Board reviewed the structure and duties of BlackRock’s fund admin-
istration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with appli-
cable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 5,
2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s per-
formance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the
Board’s Performance Oversight and Contract Committee regularly review

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and meet with Fund management to discuss the performance of the
Fund throughout the year.

The Board noted that, in general, the Fund performed better than its
Peers in that the Fund’s performance was at or above the median of its
Lipper Performance Universe in two of the one-, three- and five-year peri-
ods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of
the Services and Profits to be Realized by BlackRock and its Affiliates
from their Relationship with the Fund: The Board, including the
Independent Board Members, reviewed the Fund’s contractual manage-
ment fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual manage-
ment fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including sepa-
rately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by
BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2010 com-
pared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board
reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the
Board considered, among other things, certain third party data compar-
ing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effec-
tive June 1, 2011, the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Fund, both tangible and intangible, such as BlackRock’s ability to lever-
age its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the invest-
ment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its opera-
tions. The Board also noted that BlackRock may use and benefit from

28 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

third party research obtained by soft dollars generated by certain regis-
tered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion
The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of
BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the
Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at its decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor
Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 29

Officers and Directors

Ronald W. Forbes, Co-Chair of the Board and Director
Rodney D. Johnson, Co-Chair of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money
Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

30 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Additional Information

General Information

Electronic Delivery
Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:
Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:
Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:
1) Access the BlackRock website at
http://www.blackrock.com/edelivery
2) Select “eDelivery” under the “More Information” section
3) Log into your account

Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 31

Additional Information (continued)

Shareholder Privileges

Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011 33

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global SmallCap Fund		BlackRock Pacific Fund
BlackRock Asset Allocation Portfolio†		BlackRock Health Sciences Opportunities Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Balanced Capital Fund†		BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund		BlackRock Index Equity Portfolio		Opportunities Portfolio
BlackRock Capital Appreciation Fund		BlackRock India Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock China Fund		BlackRock International Fund		BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio		BlackRock International Index Fund		BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund		BlackRock International Opportunities Portfolio		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock EuroFund		BlackRock Large Cap Core Fund		BlackRock S&P 500 Index Fund
BlackRock Focus Growth Fund		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Stock Fund
BlackRock Focus Value Fund		BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†		BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Dividend Income Portfolio		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Dynamic Equity Fund		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Emerging Markets Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Growth Fund		BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund		BlackRock Income Portfolio†		BlackRock Strategic Income
BlackRock Core Bond Fund		BlackRock Inflation Protected Bond Portfolio		Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Fund
BlackRock GNMA Portfolio		BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund		BlackRock Multi-Sector Bond Portfolio		US Mortgage Portfolio
BlackRock High Yield Bond Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives,risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34 BLACKROCK PACIFIC FUND, INC. JUNE 30, 2011

This report is not authorized for use as an offer of sale
or a solicitation of an offer to buy shares of the Fund
unless accompanied or preceded by the Fund’s current
prospectus. Past performance results shown in this report
should not be considered a representation of future per-
formance. Investment returns and principal value of shares
will fluctuate so that shares, when redeemed, may be worth
more or less than their original cost. Statements and other
information herein are as dated and are subject to change.

Investment in foreign securities involves special risks includ-
ing fluctuating foreign exchange rates, foreign government
regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: September 2, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: September 2, 2011